UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

INTEGRATED DEVICE TECHNOLOGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed by Integrated Device Technology, Inc. pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Integrated Device Technology, Inc.

Commission File No. of Subject Company: 000-12695

Employee Communication

Summary of Key Compensation Treatments in Renesas Transaction

There are many questions among employees regarding the anticipated treatment of employee equity grants and certain aspects of employee compensation. This summary is intended to provide a brief and general explanation regarding the most common questions that we are receiving about employee compensation. We understand there will continue to be many questions regarding compensation and benefits going forward. Keep in mind that we do not expect the close to occur until sometime in the first half of 2019. There will be quite a bit of detailed communications in the months ahead, when the time is appropriate, as we approach and prepare for closing and integration. While we understand the desire for answers is immediate, because of the nature of this transaction, these communications must be carefully planned and prepared. Information will be made available at the appropriate times as this process unfolds over the next many months. In the meantime, the companies will continue to be run independently with business as usual and we all must stay focused on delivering our business.

RSUs

•

The vesting of half of the currently outstanding IDT RSUs that are scheduled to vest in 2021 and all of the currently outstanding IDT RSUs that are scheduled to vest in calendar year 2022 will accelerate and be converted into fully-vested equity awards (referred to as “One Yen Options”) in Renesas stock at the time of closing. Shortly after such conversion, you may elect to sell the underlying Renesas stock on the open market just like you are able to do with vested IDT stock, except that sales of Renesas stock will occur on the Tokyo Stock Exchange using an online brokerage account to be established at the time of closing.

•

The remaining half of the currently outstanding IDT RSUs that are scheduled to vest in calendar year 2021 and all currently outstanding IDT RSUs that are scheduled to vest in calendar years 2019 and 2020, as well as any new IDT RSUs granted prior to closing, will convert to equity awards of equal value tied to Renesas stock (“One Yen Options”) at the time of close, with the same remaining vesting schedule as the original IDT grant.

•

“One Yen Options” are similar to the IDT RSUs they replace except that each One Yen Option requires the holder to exercise the award in the year of vesting rather than the automatic vest and settlement associated with IDT RSUs. As part of the exercise, holders will pay an exercise price of one Yen (less than $0.01 based on current exchange rates) with the exercise price refunded to the holder after exercise. Shares acquired upon exercise can then be sold on the Tokyo Stock Exchange through the online brokerage account.

•	Both accelerated and un-vested IDT equity will be effectively converted at the deal price rate of $49 per share.

Stock Options

•	All outstanding IDT stock options, whether vested or unvested, will be cashed out at close based on the number of underlying shares multiplied by the excess of $49 over the option exercise price.

ESPP

•	The IDT ESPP plan will be suspended following completion of the current participation period ending in September 2018, and will be terminated immediately before the closing.
•

The purpose of the ESPP plan has been to provide employees with another opportunity to participate in the growth in value of IDT shares. Since, IDT’s share price is now expected to be driven by the proposed transaction, with a fixed value, the plan cannot serve its intended purpose at this time.

AIP

•	The AIP bonus for fiscal 2019 results will be paid out at the regularly scheduled time.
•	If the fiscal year has completed before closing, achievement will be measured based on full year actual results.
•	If the fiscal year has not completed before closing, achievement will be measured based on full year projected results.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving IDT and Renesas. In connection with the proposed transaction, IDT plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. IDT may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by IDT with the SEC. BEFORE MAKING ANY VOTING DECISION, IDT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IDT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents IDT files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. IDT makes available free of charge at www.idt.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

IDT and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from IDT’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of IDT’s directors and executive officers in IDT’s Annual Report on Form 10-K for the fiscal year ended April 1, 2018, which was filed with the SEC on May 18, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on July 30, 2018. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and IDT’s website at www.idt.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.

Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IDT’s business and the price of the common stock of IDT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of IDT and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on IDT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from IDT’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in IDT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. IDT undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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